DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

Supplement dated October 7, 2004
to
Prospectus and Statement of Additional Information dated May 1, 2004

This supplement should be read and retained with the current prospectus and statement of additional information for your Discovery Premier Group Retirement Annuity issued by the Prudential Insurance Company of America (“Prudential”). In various sections of that prospectus and statement of additional information, we refer to the INVESCO VIF — Dynamics Fund (the “Fund”). As detailed below, this supplement amends each such reference, as appropriate, to reflect the Fund’s new name and investment adviser. If you would like another copy of the current prospectus or statement of additional information, please contact Prudential at 1-800-458-6333.

A I M Advisors, Inc. recently became the investment adviser for the Fund. However, the management style and the investment objectives of the Fund have not changed. Effective October 15, 2004, the Fund’s name will be changed to the “AIM V.I. Dynamics Fund” (and we will change the subaccount name accordingly).